UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2017

AMERICAN EXPRESS COMPANY

(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Vesey Street
New York, New York	10285
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 640-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01                                           Other Events

On October 23, 2017, American Express Company (the “Company”) entered into a Terms Agreement (the “Terms Agreement”) with Barclays Capital Inc., Deutsche Bank Securities Inc., Mizuho Securities USA LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, for the issuance and sale by the Company of $1,500,000,000 aggregate principal amount of 2.200% Notes due October 30, 2020 (the “2020 Fixed Rate Notes”), $500,000,000 aggregate principal amount of Floating Rate Notes due October 30, 2020 (the “Floating Rate Notes”) and $1,650,000,000 aggregate principal amount of 3.000% Notes due October 30, 2024 (the “2024 Fixed Rate Notes” and, together with the 2020 Fixed Rate Notes and the Floating Rate Notes, the “Securities”) pursuant to a Prospectus Supplement dated October 23, 2017 to the Prospectus dated October 2, 2015, filed as part of the Company’s Registration Statement on Form S-3 (No. 333-207239) (the “Registration Statement”). The Terms Agreement incorporates by reference the terms and conditions of the Underwriting Agreement Basic Provisions filed as an exhibit to the Registration Statement. The Securities will be issued pursuant to the Senior Debt Indenture, dated as of August 1, 2007, between the Company and The Bank of New York Mellon, as trustee.

The preceding is a summary of the terms of the Terms Agreement and is qualified in its entirety by reference to the Terms Agreement attached as Exhibit 1, which is incorporated herein by reference as though it were fully set forth herein.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

1	Terms Agreement, dated October 23, 2017, among the Company, Barclays Capital Inc., Deutsche Bank Securities Inc., Mizuho Securities USA LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY (REGISTRANT)

By:	/s/ Tangela S. Richter
	Name:	Tangela S. Richter
	Title:	Corporate Secretary

Date:  October 27, 2017